Exhibit 1.3

TRANSMITTAL AND ELECTION FORM

Please Review the Instructions Before Completing
this Transmittal and Election Form

BOURSE DE MONTRÉAL INC.

TRANSMITTAL AND ELECTION FORM FOR REGISTERED HOLDERS OF
BOURSE DE MONTRÉAL INC.
COMMON SHARES

Bourse de Montréal Inc. (“MX”) shareholders whose common shares (“MX Shares”) are registered in the name of a broker, investment dealer, bank, trust company or other intermediary should contact that intermediary for instructions and assistance in delivering those MX Shares and making an election in respect thereof.

This Transmittal and Election Form (the “Form”) is for use by registered holders (“MX Shareholders”) of MX Shares in connection with a proposed amalgamation (the “Amalgamation”) of 9189-7058 Québec Inc. (“TSX Subco”), an indirect wholly-owned subsidiary of TSX Group Inc. (“TSX Group”), and MX, which Amalgamation will be submitted to a vote at the special general meeting (the “Meeting”) of MX Shareholders to be held on February 13, 2008. MX Shareholders are referred to the management proxy circular (the “Circular”) dated January 10, 2008 which accompanies this Form.

It is recommended that all certificate(s) representing MX Shares which you hold and are subject to this election be attached to this Form and delivered to CIBC Mellon Trust Company (the “Depository”), together with all other required documents, in accordance with the instructions set forth below. No common shares of TSX Group (“TSX Group Shares”) or cheque in satisfaction of the cash consideration which an MX Shareholder has the right to receive under the terms of the Amalgamation, will be sent to an MX Shareholder unless share certificates representing MX Shares subject to this election, together with all other required documents, have been delivered to the Depository.

Please read the Circular (including the appendices attached thereto and documents incorporated by reference therein) and, in particular, the provisions relating to pro-ration set forth therein, together with the attached instructions carefully before completing this Form. Capitalized terms not otherwise defined in this Form have the meaning ascribed to them in the Circular. In the event of any contradiction between this Form and the Circular, the Circular shall govern.

This Form must be duly completed and returned not later than 5:00 p.m. (Montréal time) on the second Business Day preceding the Effective Date (the “Election Deadline”), to the Depository at the office specified on the last page hereof. The Effective Date shall be announced by way of a press release issued by MX once all conditions precedent required to proceed with the Amalgamation have been satisfied.

THIS FORM SHOULD BE COMPLETED BY EVERY REGISTERED MX SHAREHOLDER. IF THE DEPOSITORY HAS NOT RECEIVED A DULY COMPLETED FORM, TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, IN RESPECT OF ANY MX SHARES DEPOSITED BY SUCH MX SHAREHOLDER IN CONNECTION WITH THE AMALGAMATION BY THE ELECTION DEADLINE, EACH SUCH MX SHAREHOLDER WILL, UPON THE AMALGAMATION, BE DEEMED TO HAVE ELECTED THE CASH ALTERNATIVE, AS HEREINAFTER DEFINED.

If the Amalgamation does not proceed, this Form will be of no effect and the Depository will return all deposited certificates representing MX Shares to the registered holders thereof as soon as possible.

TO:      MX, TSX Group and TSX Subco

AND TO:  The Depository

The undersigned, by execution of this Form, hereby represents and warrants that: (i) the undersigned is the registered holder of the MX Shares represented by the share certificates indicated in the table below; (ii) such shares are owned by the undersigned, free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to make this election and deposit such shares; and (iv) unless the undersigned shall have revoked this election by notice in writing given to MX before the Election Deadline, the undersigned will not, between the date hereof and the Effective Date, transfer or permit to be transferred any of such MX Shares.

Certificate		Number of
Number	Name of Registered Holder	Common Shares

Note: If space insufficient, please attach a list in the above form.

THE UNDERSIGNED ACKNOWLEDGES THAT HE/SHE/IT HAS READ THE CIRCULAR and that the Board of Directors of MX has not made any recommendation as to whether the MX Shareholders should elect the Cash Alternative or the Share Alternative.

ELECTION

The undersigned hereby makes the following election in respect of each MX Share registered in his/her/its name and identified above:

☐	the undersigned elects to receive 0.7784 of a TSX Group Share for each MX Share registered in his/her/its name (the “Share Alternative”), subject to pro-ration as described in the Circular; or

☐	the undersigned elects to receive one Amalco Redeemable Share, redeemable for $39.00 in cash, for each MX Share registered in his/her/its name (the “Cash Alternative”), subject to pro-ration as described in the Circular.

Please Complete the Appropriate Box

Where no election is made. where the election is not properly made, or where this Form is received after the Election Deadline, the depositing MX Shareholder will be deemed to have elected the Cash Alternative.

Note that the election may have material income tax consequences and, as a result, MX Shareholders are urged to consult their tax advisor in that regard. See “Certain Tax Considerations for MX Shareholders” in the Circular.

Unless otherwise indicated under Payment Instructions, Special Delivery Instructions or Special Pick-Up Instructions below (in which case payment or delivery shall be made in accordance with those instructions), the TSX Group Shares or the cheque representing the cash consideration for Amalco Redeemable Shares shall be issued in the name of the undersigned and forwarded to the undersigned at the address specified on page 4 (or if no such address or delivery instructions are made, to the latest address of record on MX’s share register). If the Amalgamation is not completed, the undersigned directs the Depository to return the enclosed certificate(s) in accordance with the instructions in the preceding sentence.

BLOCK A
PAYMENT INSTRUCTIONS

To be completed only if TSX Group Shares or cheque for the Amalco Redeemable Shares are NOT to be issued in the name of the undersigned.

In the Name of
                     (please print)

Address:

(include postal or zip code)

BLOCK C
SPECIAL PICK-UP INSTRUCTIONS

☐	Check here if the TSX Group Shares or cheque for the Amalco Redeemable Shares are to be held for pick-up at the office of the Depository at which this Form is deposited.

BLOCK B
SPECIAL DELIVERY INSTRUCTIONS

To be completed only if TSX Group Shares or cheque for the Amalco Redeemable Shares are to be sent to a name and/or an address other than the name and address of the undersigned.

In the Name of
                     (please print)

Address:

(include postal or zip code)

BLOCK D
INFORMATION REGARDING RESIDENCE
OF MX SHAREHOLDERS

The undersigned holder of MX Shares represents that he, she or it:

☐	is a resident of Canada for purposes of the Income Tax Act (Canada), or

☐	is not a resident of Canada for purposes of the Income Tax Act (Canada).

MX Shareholders that are not residents of Canada must indicate country of residence:

Canadian residents (who are individuals other than trusts) must provide their Social Insurance Number:

U.S. residents/citizens must provide their Social Security Number or Taxpayer Identification Number, and unless they qualify for an exemption, must complete the attached Internal Revenue Service Form W-9.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Le soussigné atteste avoir exigé que le formulaire soit rédigé en langue anglaise. The undersigned acknowledges having required that this Form be drafted in the English language.

Signature guaranteed by
(if required under Instruction 6):

Authorized Signature

Name of Guarantor (please print or type)

Address of Guarantor (please print or type)

Dated:  , 2008.

Signature of Shareholder or Authorized Representative
(see Instruction 5)

Name of Shareholder (please print or type)

(Name of Authorized Representative, if applicable)
(please print or type)

Address of Shareholder (please print or type)

Daytime Telephone Number of Shareholder

EVERY DEPOSITING MX SHAREHOLDER MUST COMPLETE AND EXECUTE THE ABOVE,
INCLUDING WHERE REQUIRED, THE SIGNATURE GUARANTEE INFORMATION.

INSTRUCTIONS

1.	Elections

To receive TSX Group Shares or cash upon redemption of the Amalco Redeemable Shares, MX Shareholders must deposit with the Depository (at the address specified on the last page hereof) on or before the Election Deadline, being 5:00 p.m. (Montréal time) on the second Business Day prior to the Effective Date, a duly completed Form indicating their election of the Share Alternative or the Cash Alternative with respect to all of their MX Shares together with the certificates representing such shares and all other required documents.

If the aggregate number of TSX Group Shares that would otherwise be issuable to MX Shareholders who elect the Share Alternative in respect of their MX Shares exceeds 15,346,000 TSX Group Shares, such MX Shareholders will receive a reduced pro-rata number of TSX Group Shares with the balance of the consideration owing being paid in Amalco Redeemable Shares. See “The Amalgamation — Amalgamation Mechanics — Pro-ration” in the Circular.

If the aggregate cash consideration that would otherwise be payable by Amalco to MX Shareholders upon redemption of the Amalco Redeemable Shares who elect (or are deemed to have elected) the Cash Alternative in respect of their MX Shares exceeds $428.2 million, such MX Shareholders will receive a reduced pro-rata amount of cash with the balance of the consideration owing being paid in TSX Group Shares. See “The Amalgamation — Amalgamation Mechanics — Pro-ration” in the Circular.

After the effect of full pro-ration and the redemption of the Amalco Redeemable Shares, MX Shareholders will be entitled to receive, for each MX Share, 0.5 of a TSX Group Share and $13.95 in cash.

MX SHAREHOLDERS WHO DO NOT DEPOSIT WITH THE DEPOSITORY A DULY COMPLETED FORM ALONG WITH THE CERTIFICATE(S) REPRESENTING THEIR MX SHARES, TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, ON OR BEFORE THE ELECTION DEADLINE OR OTHERWISE DO NOT FULLY COMPLY WITH THE REQUIREMENTS SET FORTH HEREIN RELATING TO THE ELECTION OF THE SHARE ALTERNATIVE OR THE CASH ALTERNATIVE WILL BE DEEMED TO HAVE ELECTED THE CASH ALTERNATIVE IN RESPECT OF THEIR MX SHARES.

The election may have material income tax consequences and, as a result, MX Shareholders are urged to consult their tax advisor in that regard. See “Certain Tax Considerations for MX Shareholders” in the Circular.

The Depositary will act as agent for the MX Shareholders who have deposited MX Shares under the Amalgamation for the purpose of receiving the cash consideration payable by Amalco upon redemption of the Amalco Redeemable Shares and transmitting the cash consideration to such holders. The receipt by the Depository of such cash consideration shall be deemed to constitute receipt thereof by MX Shareholders.

2.	Fractional TSX Group Shares

No fractional TSX Group Shares will be issued in connection with the Amalgamation. Where an MX Shareholder would otherwise be entitled to fractional TSX Group Shares under the Amalgamation, the MX Shareholder will receive the net cash proceeds from the sale of such fractional TSX Group Shares by the Depository as agent for MX Shareholders. See “The Amalgamation — Amalgamation Mechanics — Fractional Shares” in the Circular.

3.	Delivery of Transmittal and Election Form and Certificates

Certificates representing MX Shares, together with the Form, must be delivered to the Depository at the address on the last page hereof. The method of delivery is at the option and risk of the holder, but if mail is used, registered mail with return receipt requested and properly insured, is recommended. Delivery will be effective only when documents are actually received by the Depository.

If the share certificate(s) has(have) been lost, stolen or destroyed, this Form should be completed as fully as possible and forwarded together with an affidavit of that fact by the holder claiming such certificate(s) to be lost, stolen or destroyed, to the Depository. The Depository will respond with the replacement requirements. If the share certificate(s) has(have) been destroyed, please ensure you provide your telephone number to the Depository so that such Depository can contact you. Please contact the Depository in sufficient time before the Election Deadline to arrange for the issuance of the replacement certificate(s) representing your MX Shares.

4.	Guarantee of Signatures

No signature guarantee is required on the Form if it is signed by the registered MX Shareholder of the MX Shares deposited therewith, unless that MX Shareholder has completed either the box entitled “Payment Instructions” or the box entitled “Special Delivery Instructions”.

In all other cases where the Form is not signed by the registered MX Shareholder of the MX Shares deposited therewith, all signatures on the Form must be guaranteed by an Eligible Institution. See also Instruction 5.

An “Eligible Institution” means: (i) a Canadian Schedule 1 chartered bank, major trust company in Canada, a member of the Securities Transfer Association Medallion Program (“STAMP”), a member of the Stock Exchange Medallion Program (“SEMP”) or a member of the New York Stock Exchange Inc., Medallion Signature Program (“MSP”). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or Banks and Trust Companies in the United States.

5.	Signature on Transmittal and Election Form, Powers and Endorsements

If the Form is signed by the registered holder(s) of the MX Shares deposited therewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration or any other change whatsoever. The certificate(s) need not be endorsed.

If the Form is signed by a person other than the registered holder(s) of the MX Shares deposited therewith, the certificate(s) must be endorsed or accompanied by appropriate security transfer or stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). The signature(s) on those certificate(s) or power(s) must be guaranteed by an Eligible Institution.

If the MX Shares deposited with a Form are held of record by two or more joint owners, all those owners must sign the Form.

If any deposited MX Shares are registered in different names or variations of a name, it will be necessary to complete, sign and submit as many separate Forms as there are different registrations of certificates.

If the Form or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, those persons should so indicate when signing and submit proper evidence satisfactory to the Depository of their authority to so act.

6.	Payment and Delivery Instructions

The boxes entitled “Payment Instructions”, “Special Delivery Instructions”, and “Special Pick-Up Instructions” as applicable, should be completed if the TSX Group Shares or cheque representing the cash consideration for the Amalco Redeemable Shares to be issued pursuant to the Amalgamation are to be: (a) issued in the name of a person other than the person signing the Form; (b) sent to someone other than the person signing the Form or to the person signing the Form at an address other than that appearing below that person’s signature; or (c) held by the Depository for pick-up. See also Instruction 4.

7.	Information Regarding Residence of MX Shareholders

The undersigned must complete “Box D — Information Regarding Residence of MX Shareholders” in this Form indicating whether the undersigned is a resident or non-resident of Canada.

8.	Representations

The representations made in this Form shall survive the completion of the Amalgamation.

9.	Additional Copies and Information

Additional copies of the Form may be obtained from the Depository at one of the addresses set out below, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Any questions and requests for assistance may be directed by holders of MX Shares to the Depository or to Kingsdale Shareholder Services Inc. (see back cover for addresses and telephone numbers).

10.	Acceptance

Manually signed photocopies of the Form (signature and guarantee pages must be originals), properly completed and duly executed, will be accepted. All questions as to validity, form, eligibility (including timely receipt) and acceptance of any MX Shares deposited will be determined by TSX Group in its sole discretion. MX Shareholders agree that such determination shall be final and binding. TSX Group reserves the right to reject any deposit which it determines not to be in proper form or which may be unlawful for it to accept. There shall be no duty or obligation on TSX Group, the Depository, or any other person to give notice of any defect or irregularity in any deposit of MX Shares and no liability shall be incurred by any of them for failure to give such notice. TSX Group also reserves the right to waive any defect or irregularity in the deposit of any MX Shares.

The Form and certificates representing MX Shares and any other required documents should be sent or delivered by each MX Shareholder or his/her/its broker, dealer, commercial bank, trust company or other nominee to the Depository at one of the addresses set forth below.

CIBC Mellon Trust Company, Kingsdale Shareholder Services Inc. (see back cover for addresses and telephone numbers) or your broker or other financial adviser will be able to assist you in completing this Form.

11.	Governing Law

The undersigned acknowledges and agrees that the election and deposit made hereunder are subject to the laws of the Province of Québec and the laws of Canada applicable therein and hereby attorns, for all matters relating thereto, to the non-exclusive jurisdictions of the courts of the Province of Québec.

12.	Interest

Under no circumstances will interest accrue or be paid by Amalco or the Depository on the cash consideration payable upon redemption of Amalco Redeemable Shares, regardless of any delay in making the payment of such cash consideration.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐  Limited liability company Enter the tax classification (D=disregard entity, C=corporation, P=partnership) ►
☐ Other (see instructions) ►	☐ Exempt payee

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

 Part I     Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter
Social security number or Employer identification number
 Part II     Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below)

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply.
For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4

Sign	Signature of
Here	U.S. person ►	Date ►

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to
  1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
  2. Certify that you are not subject to backup withholding, or
  3. Claim exemption from backup withholding if you are a U.S exempt payee. If applicable, you are also certifying that as a U S. person, your allocable share of any partnership income from a U S trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U S citizen or U S resident alien,
•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
•	An estate (other than a foreign estate), or
•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U S person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U S. status and avoid withholding on your share of partnership income
  The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U S owner of a disregarded entity and not the entity,
Cat. No. 10231X
Form W-9 (Rev. 10-2007)

Print or type
See Specific Instructions on page 2.

Form W-9 (Rev 10-2007)	Page 2

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U S trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U S. resident alien for tax purposes.

If you are a U.S resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items

1. The treaty country Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien

2. The treaty article addressing the income.

3 The article number (or location) in the tax treaty that contains the saving clause and its exceptions

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States Under U S law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3 The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable Interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties

Specific Instructions
Name

If you are an individual, you must generally enter the name shown on your income tax return However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301 7701-3, enter the owner’s name on the “Name” line Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form

Form W-9 (Rev 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding

The following payees are exempt from backup withholding-

1 An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2 The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities

Other payees that may be exempt from backup withholding include

6. A corporation,

7 A foreign central bank of issue,

8 A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14 A middleman known in the investment community as a nominee or custodian, or

15 A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for...	THEN the payment is exempt for...

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940, who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1]	See Form 1099-MISC. Miscellaneous Income, and its instructions

[2]	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency
Part I. Taxpayer Identification
Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN However, the IRS prefers that you use your SSN

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments The 60-day rule does not apply to other types of payments You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U S person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required) Exempt payees, see Exempt Payee on page 2

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007) Page **4**

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.consumer.gov/idtheft* or 1-877-IDTHEFT(438-4338).

Visit the IRS website at *www.irs.gov* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Offices of the Depository (CIBC Mellon Trust Company):

By Mail or Registered Mail:

P.O. Box 1036, Adelaide Street Postal Station, Toronto, Ontario, M5C 2K4,
Attention: Corporate Restructures

By Hand Delivery or Courier:

2001 University Street, Suite 1600, Montréal, Québec, H3A 2A6,
Attention: Corporate Restructures

or

199 Bay Street, Commerce Court West, Securities Level, Toronto, Ontario, M5L 1G9,
Attention: Corporate Restructures

Inquiries:

Telephone: (416) 643-5500
Toll Free: 1-800-387-0825
Email: inquiries@cibcmellon.com

Offices of Kingsdale Shareholder Services Inc.

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
North American Toll Free Phone:
1-800-775-1986
Email: contactus@kingsdaleshareholder.com
Facsimile: 416-867-2271
Toll Free Facsimile: 1-866-545-5580
Outside North America, Banks and Brokers Call Collect: 416-867-2272

Any questions and requests for assistance may be directed by MX Shareholders to the Depository at its telephone numbers and locations set out above.